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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 (Commission File No.: 333-49072) and Form S-3 (Commission File No.:
333-60858) of our report dated March 30, 2006 appearing in the Annual Report on Form 10-K of Sentigen Holding Corp. and Subsidiaries for the year ended December 31, 2005.


/s/ Deloitte & Touche LLP
New York, New York
March 30, 2006